                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 19, 2000


                         AK STEEL HOLDING CORPORATION
                         ----------------------------
            (Exact name of registrant as specified in its charter)


        Delaware            File No. 1-13696        31-1401455
        --------            ----------------        ----------
    (State or other     (Commission file number)  (IRS employer
    jurisdiction  of                              identification
    incorporation)                                number)


        703 Curtis Street, Middletown, Ohio          45043
   ----------------------------------------       -------------
   (Address of principal executive offices)        (Zip code)


         Registrant's telephone number, including area code: 513-425-5000
                                                             ------------


                                Not Applicable
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
          ------------

     Filed herewith is a copy of a Press Release, dated May 19, 2000, issued by AK Steel Holding Corporation (the "Company")to announce the introduction of a new steel coating for its carbon and stainless steels that has proven effective in suppressing the growth of more than 650 species of microbes. The attributes of and potential applications for the Company's HealthShield/TM/ Coated Steels for food contact applications will be introduced at the National Restaurant Association show in Chicago May 20-23, 2000.



Item 7.   Exhibit.
          -------

          (a) Financial Statements of business acquired:

               Not applicable.

          (b) Pro Forma financial information:

               Not applicable.

          (c)  Exhibit:

               (1)  Press Release, dated May 19, 2000
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                                  Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              AK STEEL HOLDING CORPORATION


                              /s/Brenda S. Harmon
                                 ------------------------
                                 Brenda S. Harmon
                                 Secretary



Dated:  May 19, 2000
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                         AK STEEL HOLDING CORPORATION


                                   FORM 8-K

                                CURRENT REPORT

                                 Exhibit Index



Exhibit No.    Description                                         Page
----------     -----------                                         ----

  (1)          Press Release, dated May 19, 2000                    5